                                  Exhibit 99


                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                 Balance Sheet
                                March 31, 2001


                                                                         Total
                                                                   Consolidated
                                                                    (Unaudited)
                                                                    -----------
Assets:
-------
Cash and cash equivalents                                         $   17,971,537
Cash in escrow and restricted cash                                    99,023,038
Mortgages receivable, net                                            218,536,830
Retained interests                                                    28,465,049
Due from related parties                                              17,256,317
Other receivables, net                                                53,168,152
Prepaid expenses and other assets                                     14,544,081
Investment in joint ventures                                          20,660,649
Real estate and development costs                                    299,944,587
Property and equipment, net                                          102,252,137
Intangible assets, net                                                72,222,405
                                                                  --------------
                                                                  $  944,044,782
                                                                  ==============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            $   85,071,192
Notes payable subject to compromise                                  681,749,013
Accounts payable not subject to compromise                            19,353,210
Accrued liabilities                                                   66,222,306
Notes payable not subject to compromise                               47,511,994
Deferred income taxes                                                  6,036,915
                                                                  --------------
                                                                     905,944,630

Stockholders' equity                                                  38,100,152
                                                                  --------------

Total liabilities and equity                                      $  944,044,782
                                                                  ==============

              The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                               Income Statement
                      For the Month Ended March 31, 2001


                                                                     Total
                                                                  Consolidated
                                                                   (Unaudited)
                                                                   -----------
Revenues:
---------
Vacation interests sales                                          $  10,729,654
Interest income                                                       1,593,592
Other income (loss)                                                   2,162,050
                                                                  -------------
   Total revenues                                                    14,485,296
                                                                  -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                      1,569,083
Advertising, sales and marketing                                      6,068,941
Provision for doubtful accounts                                         197,308
Loan portfolio expenses                                                 866,472
General and administrative                                            2,426,203
Depreciation and amortization                                         1,259,374
Resort property asset writedowns                                            777
                                                                  -------------
Total costs and operating expenses                                   12,388,158
                                                                  -------------

Income (loss) from operations                                         2,097,138

Interest expense                                                      2,692,978
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                          (389,206)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                       (1,665)
     Interest (Income)                                                 (206,326)
     Professional Services                                            1,767,214
                                                                  -------------

Income (loss) before provision for taxes                             (1,765,857)

Provision for income taxes                                              205,254
                                                                  -------------
Net income (loss)                                                 $  (1,971,111)
                                                                  =============

              The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                                                                       Form No.5
                                                                        (page 1)

                        UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                                 )       Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,           )           00-5-6967-JS, 00-5-8313-JS
                                       )           (Chapter 11)
         Debtors                       )       (Jointly Administered under
                                                     Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT        Calendar Month   Mar. 1 through  Mar. 31, 2001
                                                 ------------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS:                Cash _____________Accrual         X
                                                             ------------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     --------------------------------------------------------------------------
     1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
     --------------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:   744
                                             ----------
     Current number of employees             744
                                             ----------
     Gross monthly payroll:
        Officers, directors and principals   $269,858
                                             ----------
        Other employees                      $1,770,050
                                             ----------
     All post-petition payroll obligations
     including payroll taxes are current.  Exceptions: None
                                                       ----

4.   Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
     OPERATIONS since the last reporting period?  Yes ____    No  X .  If yes,
                                                                 ---
     explain:

     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

5.   Are all BUSINESS LICENSES or BONDS current?
        Yes  X   No ____  Not Applicable ____
            ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

        Collected this Period           $_____________
        Ending Balance                  $_____________

7.   POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below 0-30 Days:$________ 31-60 Days:$________Over 60 Days:$________

If there are any post-petition Accounts Receivable over 60 days, provide
                 --------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ?
Yes ____    No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable and A/R Inventory. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information. The A/R Inventory consists of vacation intervals related to mortgages receivable that are in the process of being deeded back to the Debtors. The Debtors are in the process of analyzing this inventory and will be able to supply additional details in the near future.

8.   POST-PETITION ACCOUNTS PAYABLE:
     0-30 Days:  $1,805,108  31-60 Days: $726,722  Over 60 Days: $944,165
                 ----------              --------                --------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 --------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.   TAXES:  Are all taxes being paid to the proper taxing authorities when due?
     Yes  X     No ____. See Note below
         ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period: Yes ___ No X
                                    ---

     If yes, explain:    See Attachment D
                       ________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________

11.  Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
     all current? Yes  X     No ____.
                      ---

     If no, explain:___________________________________________________________
     __________________________________________________________________________


12.  INSURANCE:  Policy expiration dates: See Attachment B

     Auto and Truck __________________________  Liability   ___________________
     Fire           __________________________  Workers Comp___________________
     Other          __________________________  Expires:    ___________________

13.  ACTIONS OF DEBTOR.  During the last month, did the Debtor:
     (a) Fail to defend or oppose any action seeking to dispossess the debtor
     from control or custody of any asset of the estate? Yes ____    No  X .
                                                                        ---

     If yes, explain:__________________________________________________________
     __________________________________________________________________________

     OR consent to relief from the automatic stay (Section 362)?  Yes ____
     No  X .
        ---

     If yes, explain:__________________________________________________________
      _________________________________________________________________________

     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No______________________________
                                           ---

     If no, explain:___________________________________________________________
     __________________________________________________________________________


14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes __ No X .
                                                           ---

     If yes, explain:__________________________________________________________
     __________________________________________________________________________

     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
     attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------

         See Attachment A.
Brief Description of Asset
--------------------------

         See Attachment A.

Projected Income
----------------

     See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                   ---
15.  PAYMENTS TO SECURED CREDITORS during Reporting Period:

                            Frequency of        Amount             Next            Post-Petition
                            Payments per        of Each            Payment         Pmts. Not Made
Creditor                    Contract            Payment            Due             No. Amt
-------------------------------------------------------------------------------------------------
Finova (endpaper)                               None
-------------------------------------------------------------------------------------------------
First Union                                     None
-------------------------------------------------------------------------------------------------
Ableco Financing                                $506,613
-------------------------------------------------------------------------------------------------
98-A Securitization                             $1,509,384 principal and interest
-------------------------------------------------------------------------------------------------
99-A Securitization                             $2,085,414 principal and interest
-------------------------------------------------------------------------------------------------
99-B Securitization                             $887,216 principal and interest
-------------------------------------------------------------------------------------------------
GE Capital (Matrix leases )                     None
-------------------------------------------------------------------------------------------------
Unicap (Matrix Funding)                         None
-------------------------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional Name                                    Type of Service Rendered                    Fees Paid
-------------------------------------------------------------------------------------------------------------
Alston & Bird, LLP                                   Legal Fees                                           141
AP Corporate Advisors                                Professional Fees                                120,744
Baker & McKenzie                                     Legal Fees                                        73,867
Bankruptcy Services LLC                              Professional Fees                                  5,441
BJ Blavat, Paralegal Services                        Legal Fees                                         1,700
Brown & Brown Inc                                    Legal Fees                                           500
Charles H Benson & Assoc.                            Legal Fees                                         1,850
DeConcini McDonald Yetwin Lacy                       Legal Fees                                         6,788
Fleishman, David                                     Legal Fees                                         5,126
Fried Frank Harris Shriver                           Legal Fees                                       194,599
Goldman Toy & Associates Inc                         Legal Fees                                         3,362
Holland & Knight                                     Legal Fees                                        98,279
Jay Alix & Assoc.                                    Professional Fees                                487,511
Jefferies & Co                                       Legal Fees                                       129,767
Johnson, Murrell and Case                            Legal Fees                                           655
KPMG                                                 Professional Fees                                202,204
Paul Hastings Janofsky Walker                        Legal Fees                                        36,124
Pickett, James                                       Legal Fees                                        21,161
Schreeder Wheeler & Flint                            Legal Fees                                        27,033
Stoops & Kloberdanz PLC                              Legal Fees                                         2,720
Whiteford Taylor & Preston                           Legal Fees                                       192,099
Wolcott Rivers Wheary Basnight & Kelly               Legal Fees                                         7,648
                                                                                                   ----------
                                                     Legal & Professional                          $1,619,319
                                                                                                   ==========

                                                                      Form No. 5
                                                                        (page 5)


17.  QUARTERLY U.S. TRUSTEE FEES paid during Reporting
     Period:
     Monthly Disbursements:     For the month of March:
     (calendar quarter)         Quarter 4 fees paid  NONE
                                                   --------



VERIFICATION

     I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.


Dated:                    May 10, 2001
                 ---------------------------

                 DEBTOR IN POSSESSION

By:              /s/ Lawrence E. Young
                 ---------------------------

Name/Title:      Lawrence E. Young CFO
                 ---------------------------

Address:         1781 Park Center Drive, Orlando, Florida 32835
                 ----------------------------------------------

Telephone:                (407) 532-1000
                 ---------------------------

REMINDER:  Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

-------------------------------------------------------------------------------

                                 ATTACHMENT A
                                 ------------
                                      to
                            Monthly Operating Report
                      Sunterra Corp., et al., March, 2001
                      -----------------------------------

     The following motions to sell assets of the Debtors were pending during the month of March 2001:

          Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (filed August 31,
          2000); and

          Motion for Order Approving Sale of Mortgage Loan Portfolio Free and Clear of Liens and Encumbrances (North Bay Portfolio) (filed March 14,
          2001).

     Also in March, 2001, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

     The Debtors may also have disposed of certain assets in the ordinary course of business in March 2001.

Sunterra Resorts Policy Register 2000 - 2001
--------------------------------------------                                                                            Attachment B
Type of
------              Company &          Policy
Coverage            Policy Number      Period     Limits/Deductible                Premium         Comments
--------            ---------------    -------    ----------------                 -------         --------
Primary General     American Safety    8/1/00-    $2,000,000 Aggregate;            $  450,000      McGriff Broker
Liability           Risk Retention     8/1/01     $2,000,000 Products/             $   22,500      Covers all Sunterra Corp's.
                                                  Completed Operations             Taxes/          locations except Lake
                                                  Aggregate;                       Fees            Arrowhead, Hawaii resorts
                                                  $1,000,000 Personal &                            and St. Maarten resorts
                                                  Advertising Injury;
                                                  $1,000,000 Each Occurrence;
                                                  $50,000 Fire Legal;
                                                  $1,000,000 EBL;
                                                  $1,000,000 Liquor Liability;
                                                  $5,000 Deductible
General Liability   American Safety    8/1/00-    Covers $5,000 per occurrence     $  175,000      McGriff Broker
Stop Loss           Risk Retention     8/1/01     deductible on the primary G/L
Aggregate Fund                                    policy for 12 months
Umbrella Policy     National Union     3/1/01-    $50M each occurrence/$50M        $  175,000      Rated A++XV
                    Fire Ins. Co.      3/1/02     aggregate where applicable;
                    (AIG)                         Excess of scheduled underlying
                    BE8710004                     policy(ies) Auto, GL & DIC
Excess Umbrella     Ohio Casualty      3/1/01-    $50M each occurrence/ $50M       $   50,000      Rated AXI
Policy              Insurance Co.      3/1/02     aggregate where applicable;
                    EOC52824758                   Excess of $50M each
                                                  occurrence/ $50M aggregate
                                                  Auto, GL &DIC
Foreign Liability   Fireman's Fund     3/1/01-    $1,000,000 Commercial GL;        $   74,434      Covers claims brought
DIC                 Insurance          3/1/02     $1,000,000 Contingent Auto                       against Sunterra Corp.
General Liability   Company                       Liability;                                       and subsidiaries for claims/
Cover               #IDC000845137                 $1,000,000 Employers Liability                   accidents occurring outside the
                    61                                                                             USA which are litigated/
                                                                                                   filed in the USA.
                                                                                                   Rated A++XV
Property Policy     Lloyds of          3/1/01-    $2.5 million annual aggregate    $1,684,802      McGriff Broker
                    London             3/1/02                                                      Covers all Sunterra Corp's.
                    168603M                                                                        owned or managed resorts,
                                                                                                   except for Lake Arrowhead
                                                                                                   and the St. Maarten resorts
Property Policy     Lloyds of          3/1/01-    $2.5 million excess of $2.5      $  947,702      McGriff Broker
                    London             3/1/02     million annual aggregate for all                 Excess property covers 2/nd/
                    168602M                       perils, separately for Flood and                 layer; $5 million in combined
                                                  Earthquake                                       property, business
                                                                                                   interruption and continuing
                                                                                                   expenses coverage.  This
                                                                                                   policy will drop down and
                                                                                                   become primary if the above
                                                                                                   policy limits are exhausted.
Property Policy     Westchester        3/1/01-    $20 million excess of $2.5       $  400,142      McGriff Broker
                    Surplus Lines      3/1/02     million per occurrence, which in                 Excess property covers 3/rd/
                    Insurance Co.                 turn excess of $2.5 million                      layer; $25 million in combined
                    WXA662745-0                   annual aggregate for all perils,                 property, business interruption
                                                  separately for Flood and                         and continuing expenses
                                                  Earthquake                                       coverage
Property Policy     Royal Surplus      3/1/01-    $100 million excess $22.5        $  179,012      McGriff Broker
                    Lines -            3/1/02     million except California                        Excess property 4/th/ layer;
                    KHD317915                     Earthquake ($30 million excess                   $125 million in combined
                                                  $22.5 million per occurrence,                    property, business interruption
                                                  which in turn excess of $2.5                     and continuing expenses coverage
                                                  million annual aggregate for all
                                                  perils)

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of
-------            Company &        Policy
Coverage           Policy Number    Period     Limits/Deductible                           Premium     Comments
--------           -------------    ------     -----------------                           -------     --------
Property Policy    TIG Specialty    3/1/01-    $5 million excess of $5 million             $142,157    Wind Flood Hail Coverage for
                   Ins. Co.         3/1/02     per occurrence for wind, hail and flood                 U.S. Virgin Islands
                   XPT39205273                 USVI

Property Policy    Fulcrum          3/1/01-    $5 million excess of $10 million            $63,182     Wind Flood Hail Coverage for
                   Insurance Co.    3/1/02     per occurrence for wind, hail and flood                 U.S. Virgin Islands
                   240230-2001                 USVI

Boiler and         Travelers        3/1/01-    $45,000,000                                 $6,027      McGriff Broker
Machinery          Insurance        3/1/02                                                             Covers all Sunterra Corp's.
Coverage           Company                                                                             locations and resorts except
                   #BMGM5J273K                                                                         St. Maarten and Lake
                   099611L01                                                                           Arrowhead; $45 million
                                                                                                       excess of the primary
                                                                                                       Lloyds property policy.

HOA D&O Policy     National Union   11/1/00-   $5,000,000 limit                                        Marsh Broker
                   Fire Insurance   11/1/01    $5,000 deductible                                       Individual D&O policies for
                   Co. #004738335                                                                      HOA Boards
                                                                                           $3,000      AOAO Poipu Point
                                                                                                       AOAO Hawaiian Monarch
                                                                                           $3,000      Breakers of Ft. Lauderdale
                                                                                                       Condo Assoc.
                                                                                           $3,000      Bent Creek Golf Village
                                                                                                       Condo Assoc. Inc.
                                                                                           $2,000      Carambola Beach Resort
                                                                                                       Owners Assoc. Inc.
                                                                                           $2,000      Coral Sands of Miami Beach
                                                                                                       Timeshare Assoc. Inc.
                                                                                           $5,000      Cypress Pointe II Condo
                                                                                                       Assoc.
                                                                                           $3,000      Cypress Pointe Resort at
                                                                                                       Lake Buena Vista Condo Assoc.
                                                                                           $3,000      Gatlinburg Town Square
                                                                                                       Resort Condo II Assoc.
                                                                                           $3,000      Gatlinburg Town Square
                                                                                                       Members Assoc.
                                                                                           $3,000      Gatlinburg Town Square
                                                                                                       Master Assoc.
                                                                                           $3,000      Grand Beach Resort Condo
                                                                                                       Assoc.
                                                                                           $3,000      Greensprings Plantation
                                                                                                       Resort Owners Assoc.
                                                                                           $3,000      Lake Tahoe Vacation Ownership
                                                                                                       Resort Owners' Assoc.
                                                                                           $2,000      Mountain Meadows Timeshare
                                                                                                       Owners' Assoc.
                                                                                           $3,000      Plantation at Fall Creek
                                                                                                       Condo Assoc.
                                                                                           $3,000      Poipu Point Vacation Owners'
                                                                                                       Assoc.
                                                                                           $3,000      Polynesian Isles Resort
                                                                                                       Condo IV Assoc.
                                                                                           $2,000      Polynesian Isles Resort
                                                                                                       Master Assoc.
                                                                                           $2,000      Polynesian Isles Resort
                                                                                                       Condo Assoc.

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of          Company &        Policy
-------
Coverage         Policy Number    Period     Limits/Deductable           Premium                        Comments
--------         -------------    ------     -----------------           -------                        --------
HOA D&O Policy   National Union   11/1/00-   $5,000,000 limit                                           Marsh Broker
- Continued      Fire Insurance   11/1/01    $5,000 deductible                                          Individual D&O policies for
                 Co. #004738335                                                                         HOA Boards
                                                                         $5,000                         Powhatan Plantation Owners
                                                                                                        Assoc.
                                                                         $3,000                         The Ridge on Sedona Golf
                                                                                                        Resort Owners' Assoc.
                                                                         $3,000                         Ridge Pointe Property
                                                                                                        Owners Assoc.
                                                                         $3,000                         Royal Dunes Beach Villas at
                                                                                                        Port Royal Resort Owners'
                                                                                                        Assoc.
                                                                         $5,000                         Scottsdale Villa Mirage
                                                                                                        Resort Owners' Assoc.
                                                                         $3,000                         Sedona Springs Resort
                                                                                                        Owners' Assoc.
                                                                         $3,000                         Sedona Summit Resort Owners'
                                                                                                        Assoc.
                                                                         $2,000                         The Savoy on South Beach
                                                                                                        Condo Assoc., Inc.
                                                                         $2,000                         Town Village Resort Condo
                                                                                                        Assoc., Inc.
                                                                         $5,000                         Scottsdale Villa Mirage
                                                                                                        Resort Condo Assoc. Inc.
                                                                         $5,000                         Vacation Timeshare Owners
                                                                                                        Assoc.
                                                                         $2,000                         Villas de Santa Fe Condo
                                                                                                        Assoc.
                                                                         $2,000                         Villas at Poco Diablo Assoc.
                                                                         $2,000                         Villas on the Lake Owners
                                                                                                        Assoc.
Corporate        Genesis          1/27/01-   $10,000,000                 $100,000                       Marsh Broker
Directors        Insurance Co.    1/27/02                                                               Aggregate limits of $25
& Officers       #YB001931                                                                              million through end of
                                                                                                        current policy period
Corporate        Genesis          1/27/01-   $10,000,000 x 15 million    $50,000                        Marsh Broker
Directors        Insurance Co.    1/27/02
& Officers       #YB001937
Corporate        Twin City Fire   1/27/01-   $5,000,000 x 10 million     $35,000                        Marsh Broker
Directors        Insurance Co.    1/27/02
& Officers       (Hartford) #NDA
                 0131223-00
Corporate        Genesis          1/27/01-   $5,000,000 Primary          $647,500
Directors        Insurance Co.    1/27/02
& Officers       #YXB002299
Corporate        Gulf Insurance   1/27/01-   $5,000,000 X $5,000,000     $323,750
Directors        Company          1/27/02
& Officers       #GA0723854
Corporate        Twin City Fire   1/27/01-   $5,000,000 X $10,000,000    $242,813
Directors        Insurance Co.    1/27/02
& Officers       (Hartford) #NDA
                 0131223-01
Corporate        Greenwich        1/27/01-   $5,000,000 X $15,000,000    $160,000
Directors        Insurance Co     1/27/02
& Officers       (XL - Capitol)

________________________________________________________________________________

Sunterra Resorts Policy Register 2000 - 2001
-------------------------------------------
Type of Coverage                                Company & Policy Number                    Policy Period
----------------                                -----------------------                    -------------
Corporate Directors & Officers                  Clarendon National Insurance Co.           1/27/01-1/27/02
                                                (MAG)
Professional Liability E&O                      Philadelphia Indemnity                     6/1/00-6/1/01
                                                HCL 2002942

Workers Compensation                            Greenwich Insurance WGO00003461            6/15/00-6/15/01


Workers Compensation                            TIG Insurance                              6/15/00-6/15/01


EPL                                             Lexington                                  4/8/01-4/8/02
                                                #1052315

Sunterra Automobile Policy & Garage-keepers     St. Paul Fire & Marine                     4/09/01-4/09/02
                                                CA00101153
                                                CA00101154 FL
                                                CA00101152 Va
                                                CA00101155 USVI
Hawaii Automobile Liability Policy              TIG Insurance Co.                          3/01/01-3/01/02







Hawaii GL Policy                                TIG Insurance Co.                          3/1/01-3/1/02






General Liability Ridge Spa and Racquet Club    TIG Insurance Co. #T7003750051204          3/1/01-3/1/02


                                                                                    Attachment B

Type of Coverage                 Limits/Deductible                         Premium               Comments
----------------                 -----------------                         -------               --------
Corporate Directors & Officers   $5,000,000 X $20,000,000                  $150,000

Professional Liability E&O       $5,000,000                                $75,000               Marsh Broker
                                 $10,000 deductible                                              E&O coverage for mortgage banking,
                                                                                                 resort management and independent
                                                                                                 brokers by endorsement
Workers Compensation             $1,000,000 limit per accident;            $1,374,488            McGriff Broker
                                 $1,000,000 Disease policy limit;          $3,257 Taxes/ Fees    Covers all states except Hawaii,
                                                                                                 Nevada, Washington and U.S.
                                 $1,000,000 Disease - each employee                              Virgin Islands
Workers Compensation             $1,000,000 limit per accident;            $365,475              Marsh Honolulu broker
                                 $1,000,000 Disease policy limit;                                Coverage Hawaii locations - Marc,
                                                                                                 Embassy Poipu, Kaanapali and
                                 $1,000,000 Disease - each employee                              Sunterra Pacific resorts
EPL                              $15,000,000 each insured event limit      $316,295 (does not    Marsh
                                                                           include               EPL coverage extends to
                                 $15,000,000 total aggregate policy        E&S or other          independent contractors and claims
                                                                                                 against
                                                                                                 Sunterra for acts of independent
                                                                                                 contractors
                                 period limit                              applicable
                                 $100,000 deductible                       taxes)
Sunterra Automobile Policy &     $1,000,000 single limit;                  $70,734               McGriff Atlanta
Garage-keepers
                                 $5,000 per accident deductible;           AOS
                                 $200,000 garagekeepers liab.              $16,464 FL
                                 $2,500 GK Collision deductible;           $29,941 Va
                                 $500 GK Comprehensive deductible          $865 USVI
Hawaii Automobile Liability      $1,000,000 bodily injury per incident;    TBD                   Marsh Honolulu broker
Policy
                                 $1,000,000 property damage per
                                 incident;
                                 $500/$500 collision/ comprehensive
                                 deductible;
                                 $1,000,000 limit;
                                 $1,000 deductible
                                 $20,000/$40,000 non-stacked
                                 Uninsured/underinsured motorist
Hawaii GL Policy                 $1,000,000 each occurrence                $240,000              Marsh Honolulu broker
                                 $50,000 fire damage
                                 $5,000 medical expenses
                                 $1,000,000 personal injury
                                 $2,000,000 general aggregate
                                 $2,000,000 products/completed
                                 operations aggregate
                                 $1,000 deductible
General Liability Ridge Spa      $2,000,000 aggregate                      $8,792                McGriff Broker
and Racquet Club
                                 $1,000,000 occurrence                                           Separate policy for spa and
                                                                                                 health club

                                 $300,000 fire damage
                                 $5,000 medical expense


Sunterra Resorts Policy Register 2000 - 2001                                                                       Attachment B
--------------------------------------------
Type of             Company &         Policy
-------
Coverage            Policy Number     Period    Limits/Deductible                         Premium        Comments
--------            -------------     ------    -----------------                         -------        --------
Marina Operators    CIGNA             3/1/00-   $2,000,000 protection and                 $   18,121     McGriff Broker
Liability           Insurance         3/1/01    indemnity                                                Plantation at Fall Creek,
                    Company                     $1,000,000 rental liability                              Villas on the Lake,
                    Y05722652                   $100,000 per vessel Bailees                              Powhatan Plantation
                                                $1,000,000 per occurrence                                Campground and Marina
                                                Bailees
                                                $1,000 deductible
Comprehensive       National Union    2/28/00-  $200,000 single loss                      $    2,500     Marsh Broker
3D Policy           Fire Insurance    2/28/01   $2,500 deductible single loss                            Employee dishonesty
(#10/81) for        Co.                                                                                  coverage
Island Colony       #860-60-05
Comprehensive       National Union    2/18/00-  $200,000 single loss                      $    2,500     Marsh Broker
3D Policy           Fire Insurance    2/18/01   $2,500 deductible single loss                            Employee dishonesty
(#10/81) for        Co.                                                                                  coverage
Poipu Point         #008-606-508
Blanket Crime       National Union    9/1/00-   $3,000,000                                $   30,012     Marsh Broker
Policy              Fire Insurance    8/31/01   $25,000 deductible                                       Covers all Sunterra Corp.
                    Co. of                                                                               locations and managed
                    Pittsburgh, PA                                                                       locations
                    #473-30-27
St. Maarten         Allianz Royal     7/12/00-  $43,603,000 loss limit                    $1,202,784     McGriff Atlanta
Property            Nederland         7/12/01   $10,000 deductible per occurrence
Insurance                                       2% TIV deductible for flood and
                                                wind
Boiler &            Travelers         7/12/00-  $30,000,000                               $   11,399     McGriff Atlanta
Machinery           Insurance         7/12/01
St. Maarten         Company
                    BMG532X4032
Foreign Liability   Zurich            7/12/00-  $1,000,000 aggregate                      $   11,000     McGriff Atlanta
Contingent                            7/12/01   $500,000 each occurrence
Automobile                                      $1,000,000 fire legal
Liability,                                      $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Business Travel     Unum Policy #     5/01/00-  $5,000,000 aggregate limit of             $   11,000     Aon Consulting, Inc.
Accident Policy     GTA 23207         5/01/01   liability
Basic Life          Prudential        1/01/01-  1 X Salary to $1,000,000
Insurance           Healthcare        12/31/01
                    Contract #76976
Supplemental        Prudential        1/01/01-  1,2, or 3 X Salary to $1,000,000
Life Insurance      Healthcare        12/31/01
                    Contract #76976
AD&D                Prudential        1/01/01-  50% to $100,000
                    Healthcare        12/31/01
                    Contract #76976
Short Term          Prudential        1/01/01-  60% to $1,000
Disability          Healthcare        12/31/01
                    Contract #76976
Long Term           Prudential        1/01/01-  50% to $10,000
Disability          Healthcare        12/31/01
                    Contract #76976
Dental              MetLife Contract  1/01/01-  $50/$150 deductible;                                     In-Network: 100% / 80% /
                    #300151           12/31/01  $1,500 annual maximum;                                   50%
                    (insured)                   $50 orthodontia deductible;                              Out-of-Network: 80% / 60%/
                                                $2,000 orthodontia maximum                               30% / 50%
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of March 31, 2001

Property Name                     Acct. Title                    Bank Name                        Bank Account #            ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Coral Sands                                                      Bank of America                   003064479205           111000012
Cypress Pointe                                                   Bank of America                   003064463813           111000012
Cypress Pointe                 Cypress Pointe Master Acct        First Union National Bank         2090002394159          063000021
Cypress Pointe                 Cypress Pointe IH Sales & Mktg    First Union National Bank         2020000577485          063000021
Cypress Pointe                                                   none                                  none                 none
Cypress Pointe                 Cypress Pointe Resort In House    First Union National Bank         2020000576169          063000021
                               Sales and
Cypress Pointe                 CPR Petty Cash Spiff Acct         First Union National Bank         2090000321205          063000021
EVR Grand Beach                Schreeder Wheeler & Flint         First Union National Bank         2090001812807          063000021
                               Acting Escrow Agent
EVR Grand Beach
EVR Grand Beach                                                  Bank of America                   003064413944           111000012
EVR Grand Beach                Resort Marketing Payroll          First Union National Bank         2090001461274          063000021
EVR Grand Beach                Resort Marketing Petty Cash       First Union National Bank         2090000740365          063000021
EVR Lake Tahoe                 RMI, Inc Brokers Trust Account    Wells Fargo Bank                   0314901042            121000248
EVR Lake Tahoe                                                   none                                  none                 none
EVR Lake Tahoe                                                   none                                  none                 none
EVR Lake Tahoe                 Lake Tahoe Resort Partners, LLC   Wells Fargo Bank                   0059011684            121000248
EVR Lake Tahoe                 RMI, Inc. Lake Tahoe Payroll      Wells Fargo Bank                   0901069161            121000248
                               Acct
EVR Lake Tahoe                 Resort Marketing International    Wells Fargo Bank                   0901069187            121000248
EVR Lake Tahoe                                                   none                                  none                 none
First American Tour & Travel                                     Ozark Mountain Bank                 000086174
First American Tour & Travel   Resort Marketing International    First Union National Bank         2090002394968          063000021
First American Tour & Travel                                     none                                  none                 none
Flamingo Beach                                                   none                                  none                 none
Flamingo Beach                                                   none                                  none                 none
Flamingo Beach                 Merchant                          Windward Island Bank                20018209                N/A
Flamingo Beach                                                   First Union National Bank         2090001067487          063000021
Flamingo Beach                 Operating                         Windward Island Bank                20018100                N/A
Flamingo Beach                 French Franc's                    Banque Francaise Commerciale        602148390               N/A
Flamingo Beach                 French Usds                       Banque Francaise Commerciale       60639999088              N/A
Flamingo Beach                 RMI Flamingo CVOA                 First Union National Bank         2090001067623          063000021
Flamingo Beach                 AKGI Flamingo CVOA                First Union National Bank         2090001067856          063000021
Flamingo Beach                 Payroll Usd                       Windward Island Bank                20018002                N/A
Flamingo Beach                 Payroll Naf                       Windward Island Bank                20145702                N/A
Ft. Lauderdale Beach                                             none                                  none                 none
Ft. Lauderdale Beach                                             First Union National Bank         2000001995594          063107513
Ft. Lauderdale Beach           RMI,DBA Sunterra Resorts, Beach   First Union National Bank         2020000577142          063107513
                               Encore Escrow
Ft. Lauderdale Beach                                             none                                  none                 none
Gatlinburg (Bent Creek)        SWF-Escrow                        Bank First                          04806220             064204198
Gatlinburg (Bent Creek)        Sunterra Resorts, Inc.            Mountain National Bank              104004783            064208437

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of March 31, 2001

Property Name                     Acct. Title                    Bank Name                        Bank Account #            ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Gatlinburg (Town Square)                                         none                                  none                 none
Gatlinburg (Town Square)       Escrow-SWF                        Bank First                          04806476             064204198
Gatlinburg (Town Square)       Money Market                      First Union National Bank         2976374109798
Gatlinburg (Town Square)       Master                            Union Planters                     3550006721
Gatlinburg (Town Square)       MMG Development Corp. c/o         AmsouthsBank Inc.                  3720224672
                               Signature Resorts Inc.
Gatlinburg (Town Square)                                         none                                  none                 none
Gatlinburg (Town Square)                                         none                                  none                 none
Gatlinburg (Town Square)       Berkely Four Seasons Vacations    SunTrust                             5654300
Gatlinburg (Town Village)      Escrow-SWF                        Bank First                          04807618             064204198
Harbour Lights                                                   none                                  none                 none
Harbour Lights                                                   none                                  none                 none
Harbour Lights                                                   none                                  none                 none
National Programs                                                none                                  none                 none
Northern VA Sales Ctr                                            First Union National Bank         2050000284285          063000021
Northern VA Sales Ctr                                            Bank of America                   004112989329
Northern VA Sales Ctr                                            First Union National Bank         2050000283493          063000021
Ownershares                                                      none                                  none                 none
Palm Springs
Palm Springs                                                     none                                  none                 none
Plantation at Fall Creek                                         none                                  none                 none
Plantation at Fall Creek                                         none                                  none                 none
Plantation at Fall Creek                                         Bank of America                   002863355107
Polynesian Isles                                                 First Union National Bank         2000001995578
RMI Carlsbad                   Encore Account                    Wells Fargo Bank                   0435245261            121000248
RMI Carlsbad                                                     none                                  none                 none
RMI Myrtle Beach                                                 Bank of America                    3751477277            111000012
RMI Myrtle Beach                                                 none                                  none                 none
RMI Myrtle Beach               RMI Myrtle Beach Payroll          Bank of America                    3751477264            111000012
RMI National                   Resort Marketing Int's Offsite    First Union National Bank         2090001067814          063000021
                               Operating
RMI National                   RMI Offsite PR#2                  First Union National Bank         2000006246358          063000021
RMI Orlando                                                      none                                  none                 none
RMI Orlando                    Premier Vacations Inc             Amsouth Bank                       3720096828            63104668
RMI Orlando                                                      none                                  none                 none
RMI Orlando                    RMI Cypress Payroll Acct          First Union National Bank         2090001686567          063000021
Royal Palm                                                       none                                  none                 none
Royal Palm                                                       First Union National Bank         2090001067490          063000021
Royal Palm                     French Franc's                    Banque Francaise Commerciale       60214829097              N/A
Royal Palm                                                       none                                  none                 none
Royal Palm                     Merchant                          Windward Island Bank                20017310                N/A
Royal Palm                     AKGI Royal Palm CVOA              First Union National Bank         2090001067869          063000021
Royal Palm                     Operating                         Windward Island Bank                20017201                N/A
Royal Palm                     Payroll Naf                       Windward Island Bank                20145604                N/A
Royal Palm                     Payroll Usd                       Windward Island Bank                20017103                N/A
Royal Palm                                                                                           606399890
Royal Palm                     RMI Royal Palm CVOA               First Union National Bank         2090001461766          063000021
San Luis Bay                                                     none                                  none                 none
San Luis Bay                   Rental                            Wells Fargo Bank                   0901069831
Savoy                                                            First Union National Bank         2020000608477          063000021
Savoy                          Savoy Payroll Account             First Union National Bank         2090002394654          063000021

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of March 31, 2001

Property Name                     Acct. Title                    Bank Name                        Bank Account #            ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Scottsdale Villa Mirage        All Seasons Realty Inc Voucher    Bank One Arizona                    1316-4987            122100024

Scottsdale Villa Mirage                                          Bank of America                     252962179
Scottsdale Villa Mirage        All Seasons Realty Inc SVM        Bank One Arizona                    2323-6529            122100024
                               Function & Activities
Scottsdale Villa Mirage                                          none                                  none                 none
Scottsdale Villa Mirage        Resort Marketing Int'l            Bank One Arizona                    2017-4235            122100024
Scottsdale Villa Mirage        Resort Marketing Int'l            Bank One Arizona                    2017-4307            122100024
Scottsdale Villa Mirage        All Seasons Resorts Inc.          Bank One Arizona                    1421-9011            122100024
                               Scottsdale Spiff Account
Sedona Properties              RMI Comm                          Bank One Arizona                    2363-9077            122100024
Sedona Properties                                                Bank of America                  various accts.
Sedona Properties              All Seasons                       Bank One Arizona                    0768-8821            122100024
Sedona Properties              All Seasons Realty-Activities     Bank One Arizona                    0768-9453            122100024
                               Clearing Acct
Sedona Properties              RMI Payroll                       Bank One Arizona                    2751-0916            122100024
Sedona Properties              All Seasons Resorts Inc-Fees      Bank One Arizona                    0768-8645            122100024
                               Acct
Sedona Properties              Ridge at Sedona Golf Resort       Bank One Arizona                    2750-9886            122100024

Sedona Properties              All Seasons Realty Inc-Functions  Bank One Arizona                    1005-8089            122100024
                               Acct
Sedona Properties              Ridge at Sedona Golf Resort       Bank One Arizona                    2750-9907            122100024

Sedona Properties              All Seasons                       Bank One Arizona                    2248-4624            122100024
St. Croix - Carambola          Capital Reserve                   The Bank of Nova Scotia              962-10              101606216
St. Croix - Carambola          Hotel Merchant                    The Bank of Nova Scotia              856-18              101606216
St. Croix - Carambola                                            none                                  none                 none
St. Croix - Carambola          Development Operating             The Bank of Nova Scotia              818-17              101606216
St. Croix - Carambola                                            none                                  none                 none
St. Croix - Carambola                                            Chase Manhattan Bank             726-10-999-8585
St. Croix - Carambola          Hotel Operating                   The Bank of Nova Scotia              965-12              101606216
St. Croix - Carambola                                            none                                  none                 none
St. Croix - Carambola          RMI Carambola Property Payroll    The Bank of Nova Scotia              861-18              101606216

St. Maarten, NV                                                  Windward Island Bank                20016901                N/A
Sunterra Corporation           Signature Resorts Inc             Bank of America                    3751238429            111000012
Sunterra Corporation           Sunterra Corporation, Credit Card First Union National Bank         2000008319869          063000021

Sunterra Corporation           Signature Resorts Inc             First Union National Bank         2090002393011          063000021
Sunterra Corporation           Signature Resorts Inc             Fidelity Investments             0059-0080390248         021000018
Sunterra Corporation           Sunterra Corporation              Salomon Smith Barney            224-90675-1-9-315        021000021
Sunterra Corporation           Signature Resorts Operating       First Union National Bank         2090002393037          063000021

Sunterra Corporation           Sunterra Corporation-Operating    First Union National Bank         2000008319856          063000021

Sunterra Corporation           Sunterra Corporation-Payroll      First Union National Bank         2000008319953          063000021

Sunterra Corporation                                             Bank of America                    1420069295
Sunterra Corporation                                             none                                  none                 none
Sunterra Corporation                                             none                                  none                 none
Sunterra Finance                                                 LaSalle National Bank             69-7934-70-5
Sunterra Finance                                                 Bank One Arizona                    0311-2294            122100024
Sunterra Finance                                                 Bank One Arizona                    2313-5354

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of March 31, 2001

Property Name                     Acct. Title                    Bank Name                        Bank Account #            ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Sunterra Finance                                                 Old Kent Bank                      7508759557
Sunterra Finance                                                 Bank One Arizona                    0174-7034            122100024
Sunterra Finance                                                 Bank One Arizona
Sunterra Finance                                                 none                                  none                 none
Sunterra Finance                                                 LaSalle National Bank             69-7934-71-3
Sunterra Finance               Sunterra Financial Services, Inc. Bank of America                   000880008065
Tahoe Beach & Ski              Resort Marketing Int              Bank of America                    0495910223            121000358
Tahoe Roundhill                                                  none                                  none                 none
Tahoe Roundhill                                                  none                                  none                 none
Tahoe Roundhill                                                  none                                  none                 none
Tahoe Roundhill                                                  none                                  none                 none
Tahoe Roundhill                Resort Connections                Wells Fargo Bank                   4159566660            121000248
Tahoe Roundhill                RMI Marketing                     Wells Fargo Bank                   0372117242            122101191
Tahoe Roundhill                                                  none                                  none                 none
Village at Steamboat                                             none                                  none                 none
Village at Steamboat                                             none                                  none                 none
Villas de Santa Fe                                               none                                  none                 none
Villas de Santa Fe             Signature Resorts Inc RMI         Wells Fargo Bank                   0644525651            107002192
                               Santa Fe
Villas de Santa Fe                                               none                                  none                 none
Villas on the Lake                                               Bank of America                   004771161038
Villas on the Lake                                               none                                  none                 none
Virginia - Greensprings                                          Bank of America                   004130354431
Virginia - Powhatan                                              Bank of America                   004112989170
Virginia - RMI                 Petty Cash                        Wachovia Bank                      7901037196            051000253
Virginia - RMI                 RMI Payroll Account               Wachovia Bank                      7901037153            051000253
Virginia - RMI                 RMI Virginia Operating Account    Wachovia Bank                      7901037145            051000253

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Assets:
-------
Cash and cash equivalents                                        $   11,273,837
Cash in escrow and restricted cash                                   70,822,263
Mortgages receivable, net                                           203,033,364
Retained interests                                                   28,465,049
Intercompany receivable                                             104,406,140
Due from related parties                                              9,147,819
Other receivables, net                                               41,517,396
Prepaid expenses and other assets                                    12,783,960
Investment in joint ventures                                          1,502,419
Real estate and development costs                                   255,744,039
Property and equipment, net                                          72,496,994
Intangible assets, net                                               34,853,894
                                                                 --------------

                                                                 $  846,047,174
                                                                 ==============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                               85,070,515
Notes payable subject to compromise                                 681,749,013
Accounts payable not subject to compromise                           11,221,682
Accrued liabilities                                                  19,297,248
Notes payable not subject to compromise                              46,813,408
Deferred income taxes                                                 6,075,298
                                                                 --------------
                                                                    850,227,164

Stockholders' equity                                                 (4,179,990)
                                                                 --------------

Total liabilities and equity                                     $  846,047,174
                                                                 ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Revenues:
---------
Vacation interests sales                                           $  4,225,720
Interest income                                                       1,418,647
Other income (loss)                                                    (166,545)
                                                                   ------------
     Total revenues                                                   5,477,822
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        946,648
Advertising, sales and marketing                                      2,334,781
Provision for doubtful accounts                                         132,222
Loan portfolio expenses                                                 850,083
General and administrative                                              281,449
Depreciation and amortization                                           746,061
                                                                   ------------
Total costs and operating expenses                                    5,291,244
                                                                   ------------

Income (loss) from operations                                           186,578

Interest expense                                                      2,605,790
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                       (1,665)
     Interest (Income)                                                 (206,326)
     Professional Services                                            1,767,214
                                                                   ------------

Income (loss) before provision for taxes                             (3,978,435)

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $ (3,978,435)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001



                                                                       Total
                                                                Consolidated
                                                                    Sunterra
                                                                 Corporation
                                                                 -----------
Beginning Cash Balance                                          $ 10,498,304 (a)

Interest Income on full DIP draw                                      37,327

Deposit/Collection:
-------------------
Encore                                                               164,871
Rental Income                                                        204,334
Sports Package                                                         5,082
Ticket Sales                                                          30,000
Tour Sales                                                            11,636
Closing Costs                                                         41,660
Operating Refunds                                                    274,997
Conversions                                                            7,255
Escrow Funds                                                       2,657,916
Sunterra's Collections on Mortgages Receivable                     4,230,176
Sunterra Finance Servicing Fee Income                                200,257
Tax Refunds                                                           11,612
Employee Payroll Deduction Reimbursement                              83,496
HOA WC/GL Insurance Reimbursement                                  1,517,725
Non-Debtor Insurance Reimbursement                                   792,419
Non-Debtor Reimbursements                                            722,104
                                                                ------------

    Subtotal-Deposit/Collection Inflows                           10,992,866

Resort Operating & Payroll Balances (added back)                   1,711,815

Other:
------
Asset Sales                                                          108,115
Other                                                                945,665
                                                                ------------

Total Cash Inflows                                                13,758,462

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001
                                                                          Total
                                                                   Consolidated
                                                                       Sunterra
                                                                    Corporation
                                                                    -----------
Outflows:
---------
Operating-Corporate                                                   1,133,071
Operating-Sunterra Finance                                              727,318
Operating-Premier                                                         6,068
Operating-Carlsbad                                                       12,958
Operating-Resorts                                                     1,265,882
Payroll-Corporate                                                       559,864
Payroll-Sunterra Finance                                                459,281
Payroll-Premier                                                          21,948
Payroll-Resorts(S&W)                                                    998,815
Commissions-Post                                                        734,418
HOA Subsidies & Maintenance Fees                                      1,722,761
Health Claims                                                           584,612
Insurance - Coverage Premiums                                         2,145,055
Property Taxes                                                          430,503
Professional Fees                                                     1,612,556
DIP Financing Fees                                                       15,097
                                                                  -------------

Total Cash Outflows                                                  12,430,207

Interest:
---------
Interest Expense on D.I.P.                                              506,613

Capital Expenditures and Maintenance:
-------------------------------------
Construction                                                             46,107
                                                                  -------------

Total Cash Outflows                                                  12,982,928
                                                                  -------------

Ending Cash Balance                                                  11,273,838
Non Cash Adjustments                                                          -
                                                                              -
                                                                  -------------
Balance per Cash Flow                                             $  11,273,838
                                                                  =============

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001
                                                                          Total
                                                                   Consolidated
                                                                       Sunterra
                                                                    Corporation
                                                                    -----------
Reconciliation:
---------------

Bank Balances:
--------------
First Union                                                           3,859,880
Salomon Smith Barney                                                  7,247,025
Resort Cash Accounts                                                  1,063,810
                                                                  -------------
Total Bank Balances                                                  12,170,715

Less Outstanding Checks                                                (896,877)
                                                                  -------------
Total Cash per Balance Sheet                                      $  11,273,838
                                                                  =============

Difference                                                                   (0)


Notes to Debtor's Cash Flow:
----------------------------
a) Beginning cash balance includes Corporate Cash only





The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                   Sunterra
Legal entity                                                    Corporation
Bankruptcy filing number                                       00-5-6931-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                     $   9,772,229
Cash in escrow and restricted cash                               30,055,352
Mortgages receivable, net                                            (5,388)
Retained interests                                                        -
Intercompany receivable                                         359,446,309
Due from related parties                                          3,884,831
Other receivables, net                                           15,633,416
Prepaid expenses and other assets                                 7,693,584
Investment in joint ventures                                      1,502,420
Real estate and development costs                                88,072,550
Property and equipment, net                                      55,697,980
Intangible assets, net                                           25,714,991
                                                              -------------

                                                              $ 597,468,274
                                                              =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           55,949,174
Notes payable subject to compromise                             585,469,087
Accounts payable not subject to compromise                        6,212,291
Accrued liabilities                                              12,937,599
Notes payable not subject to compromise                          46,808,609
Deferred income taxes                                             6,056,378
                                                              -------------
                                                                713,433,138

Stockholders' equity                                           (115,964,864)
                                                              -------------

Total liabilities and equity                                  $ 597,468,274
                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001


                                                                   Sunterra
Legal entity                                                    Corporation
Bankruptcy filing number                                       00-5-6931-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $    210,489
Interest income                                                           -
Other income (loss)                                                (306,503)
                                                               ------------
     Total revenues                                                 (96,014)
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     21,173
Advertising, sales and marketing                                      2,233
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                 259
General and administrative                                          302,545
Depreciation and amortization                                       571,655
                                                               ------------
Total costs and operating expenses                                  897,865
                                                               ------------

Income (loss) from operations                                      (993,879)

Interest expense                                                  1,447,675
Other nonoperating expenses                                               -
Realized (gain) on available-for-sale securities                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                   (1,665)
     Interest (Income)                                             (206,326)
     Professional Services                                        1,767,214
                                                               ------------

Income (loss) before provision for taxes                         (4,000,777)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $ (4,000,777)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                                   Sunterra
Legal entity                                                    Corporation
Bankruptcy filing number                                       00-5-6931-JS
                                                               ------------
Inflows:
--------
Interest Income on D.I.P.                                  $         37,327

Deposit/Collection
------------------
Encore                                                               13,790
Rental Income                                                       204,334
Tour Sales                                                           (3,514)
Closing Costs                                                        41,660
Operating Refunds                                                    86,875
Conversions                                                           5,757
Escrow Funds                                                        568,949
Sunterra's Collections on Mortgages Receivable                    4,230,176
Tax Refunds                                                           3,638
Employee Payroll Deduction Reimbursement                             39,636
HOA WC/GL Insurance Reimbursement                                 1,505,661
Non-Debtor Insurance Reimbursement                                  792,419
Non-Debtor Reimbursements                                           711,155
                                                           ----------------
   Subtotal-Deposit/Collection Inflows                            8,237,862

Other
-----
Asset Sales                                                         108,115
Other                                                               945,665
                                                           ----------------
   Total Cash Inflows                                             9,291,642

Outflows:
---------
Operating-Corporate                                               1,133,074
Operating-Resorts                                                    61,383
Payroll-Corporate                                                   559,864
Payroll-Resorts(S&W)                                                 65,151
Commissions-Post                                                     70,129
HOA Subsidies & Maintenance Fees                                  1,519,729
Health Claims                                                       584,612
Insurance - Coverage Premiums                                     2,139,880
Property Taxes                                                       87,507
Professional Fees                                                 1,612,556
DIP Financing Fees                                                   15,097
                                                           ----------------
   Total Cash Outflows                                            7,848,984

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                         -

Interest
--------
Interest Expense on D.I.P.                                          506,613

Other
-----
Other                                                                     -
                                                           ----------------
   Total Cash Outflows                                     $      8,355,597
                                                           ----------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                  AKGI St.
Legal entity                                                   Maarten, NV
Bankruptcy filing number                                      00-5-6933-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                    $     280,776
Cash in escrow and restricted cash                                 646,491
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         (4,871,546)
Due from related parties                                         3,648,348
Other receivables, net                                           3,049,816
Prepaid expenses and other assets                                  633,643
Investment in joint ventures                                             -
Real estate and development costs                               17,591,242
Property and equipment, net                                        222,521
Intangible assets, net                                                   -
                                                                         -
                                                             -------------
                                                             $  21,201,291
                                                             =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,600,901
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         286,763
Accrued liabilities                                              3,040,660
Notes payable not subject to compromise                                  -
Deferred income taxes                                               18,920
                                                             -------------
                                                                 5,947,244

Stockholders' equity                                            15,254,047
                                                             -------------

Total liabilities and equity                                 $  21,201,291
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001


                                                                  AKGI St.
Legal entity                                                   Maarten, NV
Bankruptcy filing number                                      00-5-6933-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $    543,782
Interest income                                                          -
Other income (loss)                                                (32,024)
                                                              ------------
     Total revenues                                                511,758
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    78,519
Advertising, sales and marketing                                   409,447
Provision for doubtful accounts                                          -
Loan portfolio expenses                                             10,474
General and administrative                                          94,407
Depreciation and amortization                                       14,623
                                                              ------------
Total costs and operating expenses                                 607,470
                                                              ------------

Income (loss) from operations                                      (95,712)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------
Income (loss) before provision for taxes                           (95,712)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    (95,712)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001


                                                                  AKGI St.
Legal entity                                                   Maarten, NV
Bankruptcy filing number                                      00-5-6933-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $      1,950
Timeshare Sales                                                          -
                                                              ------------

  Subtotal-Deposit/Collection Inflows                                1,950

Other
-----
Other                                                                    -
                                                              ------------

  Total Cash Inflows                                                 1,950

Outflows:
---------
Operating-Resorts                                                        -
                                                              ------------

Total Cash Outflows                                           $          -
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                  All Seasons
Legal entity                                                 Properties, Inc.
Bankruptcy filing number                                         00-5-6934-JS
Assets:                                                          ------------
-------
Cash and cash equivalents                                    $              -
Cash in escrow and restricted cash                                          -
Mortgages receivable, net                                                   -
Retained interests                                                          -
Intercompany receivable                                                     -
Due from related parties                                                    -
Other receivables, net                                                      -
Prepaid expenses and other assets                                           -
Investment in joint ventures                                                -
Real estate and development costs                                           -
Property and equipment, net                                                 -
Intangible assets, net                                                      -
                                                             ----------------
                                                             $              -
                                                             ================
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                      -
Notes payable subject to compromise                                         -
Accounts payable not subject to compromise                                  -
Accrued liabilities                                                         -
Notes payable not subject to compromise                                     -
Deferred income taxes                                                       -
                                                             ----------------
                                                                            -

Stockholders' equity                                                        -
                                                             ----------------
Total liabilities and equity                                 $              -
                                                             ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001


                                                                  All Seasons
Legal entity                                                 Properties, Inc.
Bankruptcy filing number                                         00-5-6934-JS
Revenues:                                                        ------------
---------
Vacation interests sales                                     $              -
Interest income                                                             -
Other income (loss)                                                         -
                                                             ----------------
     Total revenues                                                         -
                                                             ----------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                            -
Advertising, sales and marketing                                            -
Provision for doubtful accounts                                             -
Loan portfolio expenses                                                     -
General and administrative                                                  -
Depreciation and amortization                                               -
                                                             ----------------
Total costs and operating expenses                                          -
                                                             ----------------


Income (loss) from operations                                               -

Interest expense                                                            -
Equity (gain) on investment in joint ventures                               -
Bankruptcy expenses                                                         -
                                                             ----------------

Income (loss) before provision for taxes                                    -

Provision for income taxes                                                  -
                                                             ----------------
Net income (loss)                                            $              -
                                                             ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001


                                                                  All Seasons
Legal entity                                                 Properties, Inc.
Bankruptcy filing number                                         00-5-6934-JS
                                                                 ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001


                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                      00-5-6936-JS
Assets:                                                       ------------
-------
Cash and cash equivalents                                     $    232,921
Cash in escrow and restricted cash                               3,082,515
Mortgages receivable, net                                        1,290,781
Retained interests                                                       -
Intercompany receivable                                         37,190,321
Due from related parties                                          (127,231)
Other receivables, net                                           6,425,195
Prepaid expenses and other assets                                1,153,727
Investment in joint ventures                                             -
Real estate and development costs                               26,295,427
Property and equipment, net                                      1,862,573
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 77,406,229
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,612,111
Notes payable subject to compromise                              1,327,390
Accounts payable not subject to compromise                       1,405,429
Accrued liabilities                                                225,227
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 5,570,157

Stockholders' equity                                            71,836,072
                                                              ------------

Total liabilities and equity                                  $ 77,406,229
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                      00-5-6936-JS
Revenues:                                                     ------------
---------
Vacation interests sales                                      $  3,053,785
Interest income                                                     29,125
Other income (loss)                                                (78,139)
                                                              ------------
     Total revenues                                              3,004,771
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   765,129
Advertising, sales and marketing                                 1,292,721
Provision for doubtful accounts                                          -
Loan portfolio expenses                                             12,715
General and administrative                                         137,627
Depreciation and amortization                                       27,855
                                                              ------------
Total costs and operating expenses                               2,236,047
                                                              ------------

Income (loss) from operations                                      768,724

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           768,724

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    768,724
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                      00-5-6936-JS
Inflows:                                                      ------------
--------

Deposit/Collection
------------------
Encore                                                        $     22,795
Tour Sales                                                           1,897
Operating Refunds                                                   73,857
Conversions                                                          1,498
Escrow Funds                                                     1,397,264
Tax Refunds                                                          7,852
                                                              ------------

    Subtotal-Deposit/Collection Inflows                          1,505,163

Other
-----
Asset Sales                                                              -
                                                              ------------

Total Cash Inflows                                               1,505,163
                                                              ------------

Outflows:
---------
Operating-Resorts                                                  536,460
Payroll-Resorts(S&W)                                               493,911
Commissions-Post                                                   589,079
Insurance - Coverage Premiums                                        3,857
Property Taxes                                                      90,211
                                                              ------------

Total Cash Outflows                                           $  1,713,517
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                      00-5-6937-JS
Assets:                                                       ------------
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                  40,658
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         (7,172,233)
Due from related parties                                           193,957
Other receivables, net                                             951,180
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                3,776,522
Property and equipment, net                                         52,190
Intangible assets, net                                                   -
                                                              ------------

                                                              $ (2,157,726)
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             164,004
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                          31,696
Accrued liabilities                                               (137,016)
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                    58,684

Stockholders' equity                                            (2,216,410)
                                                              ------------

Total liabilities and equity                                  $ (2,157,726)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001


                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                      00-5-6937-JS
Revenues:                                                     ------------
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                (15,400)
                                                              ------------
     Total revenues                                                (15,400)
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                     1,551
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                             239
Depreciation and amortization                                           -
                                                              ------------
Total costs and operating expenses                                   1,790
                                                              ------------

Income (loss) from operations                                      (17,190)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           (17,190)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    (17,190)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001


                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                      00-5-6937-JS
Inflows:                                                      ------------
--------

Deposit/Collection
------------------
Encore                                                        $        781
Operating Refunds                                                    2,546
Escrow Funds                                                         8,103
                                                              ------------

  Subtotal-Deposit/Collection Inflows                               11,430

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                                11,430
                                                              ------------

Outflows:
---------
Operating-Resorts                                                      884
                                                              ------------

  Total Cash Outflows                                         $        884
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet

March 31, 2001

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $      4,030
Cash in escrow and restricted cash                                1,624,650
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (15,572,106)
Due from related parties                                          1,073,766
Other receivables, net                                            5,449,756
Prepaid expenses and other assets                                   199,825
Investment in joint ventures                                              -
Real estate and development costs                                20,851,087
Property and equipment, net                                         491,009
Intangible assets, net                                                    -
                                                               ------------

                                                               $ 14,122,017
                                                               ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            1,985,282
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          243,131
Accrued liabilities                                               1,757,361
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  3,985,774

Stockholders' equity                                             10,136,243
                                                               ------------

Total liabilities and equity                                   $ 14,122,017
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------

Revenues:
---------
Vacation interests sales                                       $     67,450
Interest income                                                           -
Other income (loss)                                                  88,624
                                                               ------------
     Total revenues                                                 156,074
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     16,001
Advertising, sales and marketing                                    110,459
Provision for doubtful accounts                                         770
Loan portfolio expenses                                                   -
General and administrative                                           54,458
Depreciation and amortization                                        18,280
                                                               ------------
Total costs and operating expenses                                  199,968
                                                               ------------

Income (loss) from operations                                       (43,894)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                            (43,894)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $    (43,894)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------

Inflows:
--------

Deposit/Collection
------------------
Encore                                                         $      9,085
Operating Refunds                                                     1,191
Escrow Funds                                                        129,393
Tax Refunds                                                             122
Employee Payroll Deduction Reimbursement                              1,399
                                                               ------------

  Subtotal-Deposit/Collection Inflows                               141,190

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                141,190
                                                               ------------
Outflows:
---------
Operating-Resorts                                                    27,813
Payroll-Resorts(S&W)                                                 29,987
Commissions-Post                                                     31,805
HOA Subsidies & Maintenance Fees                                          -
                                                                          -
                                                               ------------

Total Cash Outflows                                            $     89,606
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                              Greensprings
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6946-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 573,127
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         18,959,704
Due from related parties                                           339,305
Other receivables, net                                           1,168,709
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                               12,174,817
Property and equipment, net                                      1,743,599
Intangible assets, net                                                   -
                                                              ------------
                                                              $ 34,959,261
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           1,082,337
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         131,872
Accrued liabilities                                               (515,837)
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                   698,372

Stockholders' equity                                            34,260,889
                                                              ------------

Total liabilities and equity                                  $ 34,959,261
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001


                                                              Greensprings
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6946-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $    290,685
Interest income                                                          -
Other income (loss)                                                (48,350)
                                                              ------------
     Total revenues                                                242,335
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    78,470
Advertising, sales and marketing                                   (17,770)
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          14,352
Depreciation and amortization                                       13,898
                                                              ------------
Total costs and operating expenses                                  88,950
                                                              ------------

Income (loss) from operations                                      153,385

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           153,385

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    153,385
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001


                                                              Greensprings
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6946-JS
                                                              ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet

March 31, 2001

                                                 Greensprings
                                                   Plantation
Legal entity                                     Resorts, Inc.
Bankruptcy filing number                         00-5-6947-JS
                                                 ------------
Assets:
-------
Cash and cash equivalents                             $     -
Cash in escrow and restricted cash                          -
Mortgages receivable, net                                   -
Retained interests                                          -
Intercompany receivable                                     -
Due from related parties                                    -
Other receivables, net                                      -
Prepaid expenses and other assets                           -
Investment in joint ventures                                -
Real estate and development costs                           -
Property and equipment, net                                 -
Intangible assets, net                                      -
                                                            -
                                                      -------
                                                      $     -
                                                      =======
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      -
Notes payable subject to compromise                         -
Accounts payable not subject to compromise                  -
Accrued liabilities                                         -
Notes payable not subject to compromise                     -
Deferred income taxes                                       -
                                                            -
                                                            -
                                                      -------
                                                            -

Stockholders' equity                                        -
                                                      -------

Total liabilities and equity                          $     -
                                                      =======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                 Greensprings
                                                   Plantation
Legal entity                                     Resorts, Inc.
Bankruptcy filing number                         00-5-6947-JS
                                                 ------------
Revenues:
---------
Vacation interests sales                              $     -
Interest income                                             -
Other income (loss)                                         -
                                                      -------
     Total revenues                                         -
                                                      -------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                            -
Advertising, sales and marketing                            -
Provision for doubtful accounts                             -
Loan portfolio expenses                                     -
General and administrative                                  -
Depreciation and amortization                               -
                                                      -------
Total costs and operating expenses                          -
                                                      -------

Income (loss) from operations                               -

Interest expense                                            -
Equity (gain) on investment in joint ventures               -
Bankruptcy expenses                                         -
                                                      -------

Income (loss) before provision for taxes                    -


Provision for income taxes                                  -
                                                      -------
Net income (loss)                                     $     -
                                                      =======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                  Greensprings
                                                    Plantation
Legal entity                                      Resorts, Inc.
Bankruptcy filing number                          00-5-6947-JS
                                                  ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                    Harich
                                                                     Tahoe
Legal entity                                                   Development
Bankruptcy filing number                                      00-5-6948-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         (3,827,599)
Due from related parties                                                 -
Other receivables, net                                             456,268
Prepaid expenses and other assets                                   71,756
Investment in joint ventures                                             -
Real estate and development costs                                  552,740
Property and equipment, net                                         11,111
Intangible assets, net                                                   -
                                                              ------------

                                                              $ (2,735,724)
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              28,378
Notes payable subject to compromise                              1,154,643
Accounts payable not subject to compromise                               -
Accrued liabilities                                                 85,200
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,268,221

Stockholders' equity                                            (4,003,945)
                                                              ------------

Total liabilities and equity                                  $ (2,735,724)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                                    Harich
                                                                     Tahoe
Legal entity                                                   Development
Bankruptcy filing number                                      00-5-6948-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                 (7,100)
                                                              -------------
     Total revenues                                                 (7,100)
                                                              -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                       -
                                                              ------------

Income (loss) from operations                                       (7,100)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                            (7,100)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $     (7,100)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                                    Harich
                                                                     Tahoe
Legal entity                                                   Development
Bankruptcy filing number                                      00-5-6948-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                        $         -
                                                              -----------

    Subtotal-Deposit/Collection Inflows                                 -

Other
-----
Asset Sales                                                             -
                                                              -----------

Total Cash Inflows                                                      -
                                                              -----------

Outflows:

Operating-Resorts                                                       -
                                                              -----------
Total Cash Outflows                                           $         -
                                                              -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                 Lake Tahoe
                                                                     Resort
Legal entity                                                  Partners, LLC
Bankruptcy filing number                                       00-5-6952-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                     $      25,139
Cash in escrow and restricted cash                                2,203,092
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (30,439,917)
Due from related parties                                                  -
Other receivables, net                                            2,716,810
Prepaid expenses and other assets                                   108,646
Investment in joint ventures                                              -
Real estate and development costs                                46,018,073
Property and equipment, net                                         125,719
Intangible assets, net                                                    -
                                                              -------------
                                                              $  20,757,562
                                                              =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            4,243,906
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          679,779
Accrued liabilities                                               1,624,314
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                              -------------
                                                                  6,547,999

Stockholders' equity                                             14,209,563
                                                              -------------
Total liabilities and equity                                  $  20,757,562
                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                                 Lake Tahoe
                                                                     Resort
Legal entity                                                  Partners, LLC
Bankruptcy filing number                                       00-5-6952-JS

Revenues:                                                      ------------
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                  65,357
                                                               ------------
     Total revenues                                                  65,357
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                     68,700
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                           46,647
Depreciation and amortization                                         6,427
                                                               ------------
Total costs and operating expenses                                  121,774
                                                               ------------

Income (loss) from operations                                       (56,417)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                          -
                                                               ------------

Income (loss) before provision for taxes                            (56,417)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $    (56,417)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                               Lake Tahoe
                                                                   Resort
Legal entity                                                Partners, LLC
Bankruptcy filing number                                     00-5-6952-JS
                                                             ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                       $      2,909
Escrow Funds                                                       13,918
Non-Debtor Reimbursements                                          10,949
                                                             ------------

    Subtotal-Deposit/Collection Inflows                            27,775
                                                             ------------

Other
-----
Asset Sales                                                             -
                                                             ------------
Total Cash Inflows                                                 27,775
                                                             ------------

Outflows:
--------
Operating-Resorts                                                  14,921
Payroll-Resorts(S&W)                                               42,600
Commissions-Post                                                   25,259
Insurance - Coverage Premiums                                         612
Property Taxes                                                    252,785
                                                             ------------

 Total Cash Outflows                                         $    336,177
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                         MMG
                                                                   Development
Legal entity                                                           Corp.
Bankruptcy filing number                                          00-5-6954-JS
                                                                  ------------
Assets:
-------
Cash and cash equivalents                                         $     35,820
Cash in escrow and restricted cash                                   1,457,553
Mortgages receivable, net                                              (58,666)
Retained interests                                                           -
Intercompany receivable                                            (25,817,023)
Due from related parties                                                (2,980)
Other receivables, net                                               1,578,334
Prepaid expenses and other assets                                      446,977
Investment in joint ventures                                                 -
Real estate and development costs                                   21,984,614
Property and equipment, net                                          5,402,721
Intangible assets, net                                                       -
                                                                  ------------

                                                                  $  5,027,350
                                                                  ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                               2,472,663
Notes payable subject to compromise                                          -
Accounts payable not subject to compromise                             291,202
Accrued liabilities                                                 (1,000,829)
Notes payable not subject to compromise                                      -
Deferred income taxes                                                        -
                                                                  ------------
                                                                     1,763,036

Stockholders' equity                                                 3,264,314
                                                                  ------------

Total liabilities and equity                                      $  5,027,350
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                                       MMG
                                                                 Development
Legal entity                                                         Corp.
Bankruptcy filing number                                        00-5-6954-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                 (189,695)
                                                                ------------
     Total revenues                                                 (189,695)
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                      42,202
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                            13,505
Depreciation and amortization                                         19,252
                                                                ------------
Total costs and operating expenses                                    74,959
                                                                ------------

Income (loss) from operations                                       (264,654)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                            (264,654)


Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $   (264,654)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                                        MMG
                                                                 Development
Legal entity                                                          Corp.
Bankruptcy filing number                                        00-5-6954-JS
Inflows:
--------

Deposit/Collection
------------------
Encore                                                          $     97,816
Tour Sales                                                              (116)
Operating Refunds                                                      4,553
Escrow Funds                                                         178,771
Employee Payroll Deduction Reimbursement                                 984
HOA WC/GL Insurance Reimbursement                                     12,065
Non-Debtor Collections                                               711,155
                                                                ------------

    Subtotal-Deposit/Collection Inflows                            1,005,226

Other
-----
Asset Sales                                                                -
                                                                ------------

    Total Cash Inflows                                             1,005,226
                                                                ------------

Outflows:
---------
Operating-Resorts                                                     11,465
Payroll-Resorts(S&W)                                                  43,690
Commissions-Post                                                      16,280
HOA Subsidies & Maintenance Fees                                     203,032
                                                                ------------

    Total Cash Outflows                                         $    274,467
                                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 141,907
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                           (228,062)
Due from related parties                                             3,541
Other receivables, net                                             807,572
Prepaid expenses and other assets                                   83,160
Investment in joint ventures                                             -
Real estate and development costs                                  503,398
Property and equipment, net                                        128,231
Intangible assets, net                                                   -
                                                                         -
                                                              ------------
                                                              $  1,439,747
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             339,482
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                          32,411
Accrued liabilities                                                 56,907
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                   428,800

Stockholders' equity                                             1,010,947
                                                              ------------

Total liabilities and equity                                  $  1,439,747
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001


                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                 (1,186)
                                                              ------------
     Total revenues                                                 (1,186)
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                        961
Loan portfolio expenses                                                  -
General and administrative                                          (3,602)
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                  (2,641)
                                                              ------------

Income (loss) from operations                                        1,455

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                             1,455

Provision for income taxes                                               -
                                                               -----------
Net income (loss)                                                  $ 1,455
                                                               ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001


                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                        $        248
Sports Package                                                       5,082
Operating Refunds                                                    1,674
Escrow Funds                                                       111,868
                                                              ------------

    Subtotal-Deposit/Collection Inflows                            118,872

Other
-----
Asset Sales                                                              -
                                                               -----------

Total Cash Inflows                                                 118,872
                                                               -----------

Outflows:
--------
Operating-Resorts                                                   96,642
                                                               -----------

Total Cash Outflows                                            $    96,642
                                                               -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                   Powhatan
Legal entity                                                     Associates
Bankruptcy filing number                                       00-5-6958-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                  444,669
Mortgages receivable, net                                         1,029,815
Retained interests                                                        -
Intercompany receivable                                          15,472,502
Due from related parties                                            384,567
Other receivables, net                                            2,007,108
Prepaid expenses and other assets                                        (1)
Investment in joint ventures                                              -
Real estate and development costs                                 9,275,332
Property and equipment, net                                          43,675
Intangible assets, net                                                    -
                                                                          -
                                                               ------------
                                                               $ 28,657,667
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              811,150
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          241,829
Accrued liabilities                                                 168,495
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                          -
                                                               ------------
                                                                  1,221,474

Stockholders' equity                                             27,436,193
                                                               ------------

Total liabilities and equity                                   $ 28,657,667
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001


                                                                   Powhatan
Legal entity                                                     Associates
Bankruptcy filing number                                       00-5-6958-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $     59,529
Interest income                                                           -
Other income (loss)                                                 (56,619)
                                                               ------------
     Total revenues                                                   2,910
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    (12,644)
Advertising, sales and marketing                                    (56,090)
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                           11,369
Depreciation and amortization                                         2,291
                                                               ------------
Total costs and operating expenses                                  (55,074)
                                                               ------------

Income (loss) from operations                                        57,984

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                             57,984

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $     57,984
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001


                                                                   Powhatan
Legal entity                                                     Associates
Bankruptcy filing number                                       00-5-6958-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                         $     12,727
Tour Sales                                                           13,677
Operating Refunds                                                    18,441
Escrow Funds                                                        247,186
Employee Payroll Deduction Reimbursement                             22,232
                                                               ------------

    Subtotal-Deposit/Collection Inflows                             314,264

Other
-----
Asset Sales                                                               -
                                                               ------------

    Total Cash Inflows                                              314,264
                                                               ------------

Outflows:
---------
Operating-Resorts                                                   273,852
Payroll-Resorts(S&W)                                                323,475
Commissions-Post                                                          -
                                                               ------------

    Total Cash Outflows                                        $    597,327
                                                               ------------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                      Resort
                                                                   Marketing
Legal entity                                                Internat'l, Inc.
Bankruptcy filing number                                        00-5-6961-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $     93,769
Cash in escrow and restricted cash                                   326,442
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           (6,153,563)
Due from related parties                                            (273,729)
Other receivables, net                                                98,962
Prepaid expenses and other assets                                    866,850
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                          643,600
Intangible assets, net                                                     -
                                                                ------------

                                                                $ (4,397,669)
                                                                ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             4,103,318
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                           211,028
Accrued liabilities                                                  133,695
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                   4,448,041

Stockholders' equity                                              (8,845,710)
                                                                ------------

Total liabilities and equity                                    $ (4,397,669)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                                      Resort
                                                                   Marketing
Legal entity                                                Internat'l, Inc.
Bankruptcy filing number                                        00-5-6961-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                   11,163
                                                                ------------
     Total revenues                                                   11,163
                                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                     481,328
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                          (108,981)
Depreciation and amortization                                         13,949
                                                                ------------
Total costs and operating expenses                                   386,296
                                                                ------------

Income (loss) from operations                                       (375,133)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                            (375,133)

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $   (375,133)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                                      Resort
                                                                   Marketing
Legal entity                                                Internat'l, Inc.
Bankruptcy filing number                                        00-5-6961-JS
                                                                ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                          $      2,245
Ticket Sales                                                          30,000
Tour Sales                                                              (308)
Operating Refunds                                                     81,570
Employee Payroll Deduction Reimbursement                                 837
                                                                ------------

    Subtotal-Deposit/Collection Inflows                              114,344

Other
-----
Asset Sales                                                                -
                                                                ------------

    Total Cash Inflows                                               114,344
                                                                ------------

Outflows:
--------
Operating-Premier                                                      6,068
Operating-Carlsbad                                                    12,958
Operating-Resorts                                                    241,428
Payroll-Premier                                                       21,948
Commissions-Post                                                       1,866
                                                                ------------

    Total Cash Outflows                                         $    284,268
                                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001


                                                              Ridge Point
                                                                  Limited
Legal entity                                                  Partnership
Bankruptcy filing number                                     00-5-6962-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (1,373,010)
Due from related parties                                                -
Other receivables, net                                            317,709
Prepaid expenses and other assets                                  75,001
Investment in joint ventures                                            -
Real estate and development costs                               2,124,885
Property and equipment, net                                             -
Intangible assets, net                                                  -
                                                             ------------

                                                             $  1,144,585
                                                             ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                                  -
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                              -
Accrued liabilities                                               128,862
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                  128,862

Stockholders' equity                                            1,015,723
                                                             ------------

Total liabilities and equity                                 $  1,144,585
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                              Ridge Point
                                                                  Limited
Legal entity                                                  Partnership
Bankruptcy filing number                                     00-5-6962-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                (8,333)
                                                             ------------
     Total revenues                                                (8,333)
                                                             ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                             20
Depreciation and amortization                                           -
                                                             ------------
Total costs and operating expenses                                     20
                                                             ------------

Income (loss) from operations                                      (8,353)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                           (8,353)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $     (8,353)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                              Ridge Point
                                                                  Limited
Legal entity                                                  Partnership
Bankruptcy filing number                                     00-5-6962-JS
                                                             ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                       $        352
                                                             ------------

    Subtotal-Deposit/Collection Inflows                               352

Other
-----
Asset Sales                                                             -
                                                             ------------

    Total Cash Inflows                                                352
                                                             ------------

Outflows:
--------
Operating-Resorts                                                       -
                                                             ------------

    Total Cash Outflows                                      $          -
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet

March 31, 2001

Legal entity                                                    RKG, Inc.
Bankruptcy filing number                                     00-5-6964-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                                 -
Due from related parties                                                -
Other receivables, net                                                  -
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                                       -
Property and equipment, net                                             -
Intangible assets, net                                                  -
                                                             ------------

                                                             $          -
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                  -
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                              -
Accrued liabilities                                                     -
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                        -

Stockholders' equity                                                    -
                                                             ------------

Total liabilities and equity                                 $          -
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001



Legal entity                                                    RKG, Inc.
Bankruptcy filing number                                     00-5-6964-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                     -
                                                             ------------
     Total revenues                                                     -
                                                             ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                              -
Depreciation and amortization                                           -
                                                             ------------
Total costs and operating expenses                                      -
                                                             ------------

Income (loss) from operations                                           -

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                                -

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $          -
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001



Legal entity                                                    RKG, Inc.
Bankruptcy filing number                                     00-5-6964-JS
                                                             ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                   Sunterra
                                                                  Financial
Legal entity                                                 Services, Inc.
Bankruptcy filing number                                       00-5-6965-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                    $      539,994
Cash in escrow and restricted cash                               30,143,057
Mortgages receivable, net                                       199,200,322
Retained interests                                               28,465,049
Intercompany receivable                                        (222,320,247)
Due from related parties                                           (184,599)
Other receivables, net                                              408,902
Prepaid expenses and other assets                                   439,194
Investment in joint ventures                                             (1)
Real estate and development costs                                         -
Property and equipment, net                                         672,881
Intangible assets, net                                            9,138,903
                                                             --------------

                                                             $   46,503,455
                                                             ==============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            6,329,848
Notes payable subject to compromise                              93,786,223
Accounts payable not subject to compromise                        1,217,954
Accrued liabilities                                                 384,101
Notes payable not subject to compromise                               4,799
Deferred income taxes                                                     -
                                                             --------------
                                                                101,722,925

Stockholders' equity                                            (55,219,470)
                                                             --------------

Total liabilities and equity                                 $   46,503,455
                                                             ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                                   Sunterra
                                                                  Financial
Legal entity                                                 Services, Inc.
Bankruptcy filing number                                       00-5-6965-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                  1,377,309
Other income (loss)                                                481,569
                                                              ------------
     Total revenues                                              1,858,878
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                    114,666
Loan portfolio expenses                                            826,635
General and administrative                                        (281,601)
Depreciation and amortization                                       15,150
                                                              ------------
Total costs and operating expenses                                 674,850
                                                              ------------

Income (loss) from operations                                    1,184,028

Interest expense                                                 1,158,115
Other nonoperating expenses                                              -
Realized (gain) on available-for-sale securities                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                            25,913

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $     25,913
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                                   Sunterra
                                                                  Financial
Legal entity                                                 Services, Inc.
Bankruptcy filing number                                       00-5-6965-JS
                                                               ------------
Inflows:
--------
Deposit/Collection

Escrow Funds                                                     $    2,464
Sunterra Finance Servicing Fee Income                               200,257
Employee Payroll Deduction Reimbursement                             18,408
                                                                 ----------

    Subtotal-Deposit/Collection Inflows                             221,129

Other
-----
Asset Sales                                                               -
                                                                 ----------

    Total Cash Inflows                                              221,129
                                                                 ----------

Outflows:
---------
Operating-Sunterra Finance                                          727,318
Payroll-Sunterra Finance                                            459,281
Insurance - Coverage Premiums                                           706
                                                                 ----------

    Total Cash Outflows                                          $1,187,305
                                                                 ----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $    289,159
Cash in escrow and restricted cash                                   82,750
Mortgages receivable, net                                         1,576,500
Retained interests                                                        -
Intercompany receivable                                         (11,972,528)
Due from related parties                                            208,043
Other receivables, net                                              254,378
Prepaid expenses and other assets                                 1,011,598
Investment in joint ventures                                              -
Real estate and development costs                                 6,523,352
Property and equipment, net                                       5,399,184
Intangible assets, net                                                    -
                                                               ------------

                                                               $  3,372,436
                                                               ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              851,579
Notes payable subject to compromise                                  11,670
Accounts payable not subject to compromise                          199,112
Accrued liabilities                                                 408,508
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,470,869

Stockholders' equity                                              1,901,567
                                                               ------------

Total liabilities and equity                                   $  3,372,436
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001


                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                        $         -
Interest income                                                      12,213
Other income (loss)                                                 (69,909)
                                                                -----------
     Total revenues                                                 (57,696)
                                                                -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                      15,825
Loan portfolio expenses                                                   -
General and administrative                                              444
Depreciation and amortization                                        42,681
                                                                -----------
Total costs and operating expenses                                   58,950
                                                                -----------

Income (loss) from operations                                      (116,646)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                -----------

Income (loss) before provision for taxes                           (116,646)

Provision for income taxes                                                -
                                                                -----------
Net income (loss)                                               $  (116,646)
                                                                ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001


                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                          $      173
Operating Refunds                                                        -
                                                                ----------

    Subtotal-Deposit/Collection Inflows                                173

Other
-----
Asset Sales                                                              -
                                                                ----------

  Total Cash Inflows                                                   173
                                                                ----------

Outflows:
---------
Operating-Resorts                                                        -
                                                                ----------

  Total Cash Outflows                                           $        -
                                                                ----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                Williamsburg
Legal entity                                                 Vacations, Inc.
Bankruptcy filing number                                        00-5-6967-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                         $        -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                  ----------

                                                                  $        -
                                                                  ==========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                  ----------
                                                                           -
Stockholders' equity                                                       -
                                                                  ----------

Total liabilities and equity                                      $        -
                                                                  ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001


                                                                Williamsburg
Legal entity                                                 Vacations, Inc.
Bankruptcy filing number                                        00-5-6967-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                        -
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                                ------------
Total costs and operating expenses                                         -
                                                                ------------

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $          -
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001


                                                                Williamsburg
Legal entity                                                 Vacations, Inc.
Bankruptcy filing number                                        00-5-6967-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2001

                                                                      Design
                                                             Internationale-
Legal entity                                                       RMI, Inc.
Bankruptcy filing number                                        00-5-8313-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                            3,085,138
Due from related parties                                                   -
Other receivables, net                                               193,281
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                ------------

                                                                $  3,278,419
                                                                ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             1,496,382
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                            37,185
Accrued liabilities                                                        1
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                   1,533,568

Stockholders' equity                                               1,744,851
                                                                ------------

Total liabilities and equity                                    $  3,278,419
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2001

                                                                      Design
                                                             Internationale-
Legal entity                                                       RMI, Inc.
Bankruptcy filing number                                        00-5-8313-JS
Revenues:                                                       ------------
---------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                        -
                                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                20
Depreciation and amortization                                              -
                                                                ------------
Total costs and operating expenses                                        20
                                                                ------------

Income (loss) from operations                                            (20)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                                 (20)

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $        (20)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended March 31, 2001

                                                                      Design
                                                             Internationale-
Legal entity                                                       RMI, Inc.
Bankruptcy filing number                                        00-5-8313-JS
                                                                ------------
Inflows:
--------
Deposit/Collection
------------------
  Operating Refunds                                             $      4,290
                                                                ------------
  Subtotal-Deposit/Collection Inflows                                  4,290

Other
-----
Asset Sales                                                                -
                                                                ------------

  Total Cash Inflows                                                   4,290
                                                                ------------

Outflows:
---------
Operating-Resorts                                                      1,034
                                                                ------------

  Total Cash Outflows                                           $      1,034
                                                                ------------